EXHIBIT 10.1

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT
THE SECURITIES DESCRIBED HEREIN AND TO BE ISSUED PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.
THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.
ISSUERS:

SPARK ENERGY, INC.
12140 Wickchester Lane, Suite 100
Houston, Texas 77079

SPARK ENERGY HOLDINGS, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Article I
Ladies and Gentlemen:
Issuers and Subscriber (as such terms are defined herein) agree that this Amended and Restated Subscription Agreement hereby amends, restates and supersedes in its entirety the original Subscription Agreement among Issuers and Subscriber dated May 3, 2016 (the “Original Subscription Agreement”). The Original Subscription Agreement is hereby terminated and replaced with this Amended and Restated Subscription Agreement. Issuers and Subscriber acknowledge and agree that the subscription of Securities (as defined below) under the Original Subscription Agreement was not accepted by Issuers nor were any subscriptions under such agreement closed. Retailco, LLC (“Subscriber”) understands that (i) Spark Energy, Inc., a corporation organized under the laws of Delaware (“Issuer 1”), is offering an aggregate of 699,742 shares of its Class B common stock, par value $0.01 per share (the “Issuer 1 Securities”) in a private placement and (ii) Spark Holdco, LLC, a limited liability company organized under the laws of the State of Delaware (“Issuer 2”) is offering an aggregate of up to 699,742 of its membership units (“Issuer 2 Securities”) in a private placement. Subscriber understands that each offering of Issuer 1 Securities and Issuer 2 Securities is being made without registration of the Issuer 1 Securities and Issuer 2 Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act). The Issuer 1 Securities and Issuer 2 Securities may sometimes hereinafter be collectively referred to as the “Securities”.
1.Subscription. Subject to the terms and conditions hereof, Subscriber hereby irrevocably subscribes for the Securities for the aggregate purchase price of Thirteen Million Nine Hundred Ninety-Four Thousand Eight Hundred Forty and No/100 Dollars ($13,994,840.00) (the “Subscription Price”), which is payable as described in Section 4 hereof. Subscriber acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Amended and Restated Subscription Agreement”).
2.
    Acceptance of Subscription and Issuance of Securities. It is understood and agreed that each of Issuer 1 and Issuer 2 shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by Issuer 1 and Issuer 2 only when it is signed by a duly authorized officer of each of Issuer 1 and Issuer 2 and delivered to Subscriber at the Closing referred to in Section 3 hereof. Notwithstanding the foregoing, if either Issuer 1 or Issuer 2 rejects this Subscription, it shall be deemed that each of Issuer 1 and Issuer 2 have rejected same. Notwithstanding anything in this Amended and Restated Subscription Agreement to the contrary, neither Issuer 1 nor Issuer 2 shall have any obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).
3.
    The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of Issuer 1 on August 1, 2016, or at such other time and place as Issuer 1 may designate by notice to Subscriber.
4.
    Payment for Securities. At the Closing, the Subscription Price shall be paid by

Subscriber to Issuer 1 and Issuer 2 by wire transfer of immediately available funds or other means approved by Issuer 1 and Issuer 2 at or prior to the Closing. At the Closing Issuer 1 shall instruct its transfer agent to issue on behalf of Issuer 1 the Issuer 1 Securities to Subscriber and Issuer 2 shall issue the Issuer 2 Securities to Subscriber, each bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.
5.
    Representations and Warranties of the Issuer 1. As of the Closing, Issuer 1 represents and warrants to and covenants with Subscriber that:
(a)
    Issuer 1 is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct of its business as it is currently being conducted.
(b)
    Issuer 1 has all requisite authority to sell the Issuer 1 Securities, enter into this Amended and Restated Subscription Agreement and to perform all the obligations required to be performed by Issuer 1 hereunder, and such sale will not contravene any law, rule or regulation binding on Issuer 1 or any restriction applicable to Issuer 1.
(c)
    The Issuer 1 Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Amended and Restated Subscription Agreement, will be validly issued, fully paid and nonassessable.
6.
    Representations and Warranties of the Issuer 2. As of the Closing, Issuer 2 represents and warrants to and covenants with Subscriber that:
(a)
    Issuer 2 is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct of its business as it is currently being conducted.

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(b)
    Issuer 2 has all requisite authority to sell the Issuer 2 Securities, enter into this Amended and Restated Subscription Agreement and to perform all the obligations required to be performed by Issuer 2 hereunder, and such sale will not contravene any law, rule or regulation binding on Issuer 2 or any restriction applicable to Issuer 2.
(c)
    The Issuer 2 Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Amended and Restated Subscription Agreement, will be validly issued, fully paid and nonassessable.
7.
    Representations and Warranties of Subscriber. As of the Closing, Subscriber hereby represents and warrants to and covenants with Issuer 1 and Issuer 2 that:
(a)
    General.
(i)
    Subscriber has all requisite authority to purchase the Securities, enter into this Amended and Restated Subscription Agreement and to perform all the obligations required to be performed by Subscriber hereunder, and such purchase will not contravene any law, rule or regulation binding on Subscriber or any restriction applicable to Subscriber.
(ii)
    Subscriber is duly formed and validly existing under the laws of Texas, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct of its business as it is currently being conducted.
(b)
    Information Concerning Issuer 1 and Issuer 2.
(i)
    Subscriber understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in Issuer 1’s most recent 10-K and in this Amended and Restated Subscription Agreement. Subscriber represents that it is able to bear any loss associated with an investment in the Securities.

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(ii)
    Subscriber confirms that it is not relying on any communication (written or oral) of Issuer 1 or Issuer 2 or any of their respective affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by either Issuer 1, Issuer 2 or any of their respective affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that none of Issuer 1, Issuer 2 and any of their respective affiliates is acting or has acted as an advisor to Subscriber in deciding to invest in the Securities. Subscriber acknowledges that none of Issuer 1, Issuer 2 and any of their respective affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining Subscriber’s authority to invest in the Securities.
(iii)
    Subscriber is familiar with the business and financial condition and operations of each of Issuer 1 and Issuer 2. Subscriber has had access to information concerning Issuer 1, Issuer 2 and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.
(iv)
    Subscriber acknowledges that each of Issuer 1 and Issuer 2 has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering and that if either Issuer 1 or Issuer 2 abandons this private placement, such abandonment shall also be deemed abandoned by the other issuer. This Amended and Restated Subscription Agreement shall thereafter have no force or effect and Issuer 1 and Issuer 2 shall return any previously paid Subscription Price of the Securities, without interest thereon, if paid by Subscriber prior to any such abandonment.
(v)
    Subscriber understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.
(c)
    Non-reliance.
(i)
    Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of either Issuer 1 or Issuer 2, as investment advice or as

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a recommendation to purchase the Securities, it being understood that any information and explanations related to the terms and conditions of the Securities and the other transaction documents made by either Issuer 1 or Issuer 2 shall not be considered investment advice or a recommendation to purchase the Securities.
(ii)
    Subscriber confirms that neither Issuer 1 nor Issuer 2 has (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to Subscriber regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, Subscriber is not relying on the advice or recommendations of either Issuer 1 or Issuer 2 and Subscriber has made its own independent decision that the investment in the Securities is suitable and appropriate for Subscriber.
(d)
    Status of Subscriber.
(i)
    Subscriber has such knowledge, skill and experience in business, financial and investment matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of Subscriber’s own professional advisors, to the extent that Subscriber has deemed appropriate, Subscriber has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Amended and Restated Subscription Agreement. Subscriber has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and Subscriber is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.
(ii)
    Subscriber is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Subscriber agrees to furnish any additional information requested by Issuer 1, Issuer 2 or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

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(e)
    Restrictions on Transfer or Sale of Securities. As applies to Subscriber:
(i)
    Subscriber is acquiring the Securities solely for Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. Subscriber understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Subscriber and of the other representations made by Subscriber in this Subscription Agreement. Subscriber understands that each of Issuer 1 and Issuer 2 is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.
(ii)
    Subscriber understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that Subscriber may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom.
(iii)
    Subscriber agrees: (A) that Subscriber will not sell, assign, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the Securities will bear a legend making reference to the foregoing restrictions; and (C) that none of Issuer 1, Issuer 2 and any of their respective affiliates shall be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.
(f)
    Undertakings by Subscriber:
(i)
    Subscriber shall approve the issuance and purchase of the Securities through

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a written consent of majority shareholder of Issuer 1 in a form reasonably satisfactory to Issuer 1 and in compliance with the requirements for shareholder approval of certain issuances of stock under the NASDAQ Listing Rules and Regulations (the “NASDAQ Rules”). Subscriber shall take all actions reasonably requested by Issuer 1 in order for Issuer 1 to comply with the NASDAQ Rules in connection with the transaction contemplated in this Agreement.
8.
    Registration Rights. Issuer 1 does hereby grant unto Subscriber registration rights effective at the Closing as set forth in that certain Registration Rights Agreement set forth in Exhibit A attached hereto.
9.
    Conditions to Obligations of Subscriber, Issuer 1 and Issuer 2. The obligations of Subscriber to purchase and pay for the Securities as set forth in this Subscription Agreement and of Issuer 1 and Issuer 2 to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of each of Issuer 1 and Issuer 2 contained in Section 5 and Section 6 hereof and of Subscriber contained in Section 7 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.
10.
    Obligations Irrevocable. Subject to the provisions of Section 3, the obligations of Subscriber shall be irrevocable.
11.
    Legend. The Securities sold pursuant to this Amended and Restated Subscription Agreement will be subject to the following legend in substantially the following form, whether physical securities are issued or are delivered in book-entry form:
“THE SECURITIES EVIDENCED BY THIS CERTIFICATE OR IN BOOK-ENTRY FORM HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER

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JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE ISSURE 1 OR ISSUER 2, AS APPLICABLE, HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”
12.
    Waiver, Amendment. Neither this Amended and Restated Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.
13.
    Assignability. Neither this Amended and Restated Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Issuer 1, Issuer 2 or Subscriber without the prior written consent of the other parties.
14.
    Waiver of Jury Trial. EACH OF ISSUER 1, ISSUER 2 AND SUBSCRIBER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDED AND RESTATED SUBSCRIPTION AGREEMENT.
15.
    Governing Law. This Amended and Restated Subscription Agreement and the rights and duties of the parties arising out of this Agreement shall be governed by and construed, enforced, and performed in accordance with the laws of the State of Texas, as the same may be amended from time to time, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Texas.
16.
    Section and Other Headings. The section and other headings contained in this Amended and Restated Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

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17.
    Counterparts. This Amended and Restated Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. Delivery of an executed version of this Amended and Restated Subscription Agreement by facsimile transmission, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
18.
    Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as a party shall have specified by notice in writing to the other parties):

If to the Issuer 1:            Spark Energy, Inc.
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    Chief Executive Officer

With a copy to:            Spark Energy, Inc.
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    General Counsel

If to Issuer 2:                Spark Holdco, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    Spark Energy, Inc.
Managing Member

If to Subscriber:            Retailco, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    Chief Executive Officer

With a copy to:            Retailco, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    General Counsel
19.
    Binding Effect. The provisions of this Amended and Restated Subscription Agreement

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shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.
20.
    Survival. All representations, warranties and covenants contained in this Amended and Restated Subscription Agreement shall survive the acceptance of the subscription by Issuer 1 and Issuer 2 and the Closing.
21.
    Notification of Changes. Each of Issuer 1, Issuer 2 and Subscriber hereby covenants and agrees to notify the other parties upon the occurrence of any event prior to the Closing of the purchase of the Securities pursuant to this Amended and Restated Subscription Agreement which would cause any representation, warranty, or covenant of Issuer 1, Issuer 2 or Subscriber, as applicable, contained in this Amended and Restated Subscription Agreement to be false or incorrect.
22.
    Severability. If any term or provision of this Amended and Restated Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

IN WITNESS WHEREOF, Subscriber has executed this Amended and Restated Subscription Agreement this 26th day of July, 2016.

SUBSCRIBER:

RETAILCO, LLC

By:    /s/ Todd Gibson
Name:    Todd Gibson

Title:	Executive Vice President and Chief Financial Officer

The offer to purchase Issuer 1 Securities as set forth above is confirmed and accepted by Issuer 1.
ISSUER 1:

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SPARK ENERGY, INC.

By:    /s/ Nathan Kroeker
Name:    Nathan Kroeker
Title:    Chief Executive Officer

The offer to purchase Issuer 2 Securities as set forth above is confirmed and accepted by Issuer 2.

ISSUER 2:

SPARK HOLDCO, LLC

By:    Spark Energy, Inc., in its
capacity as Managing Member

By:    /s/ Nathan Kroeker
Name:    Nathan Kroeker
Title:    Chief Executive Officer

[Signature Page to Subscription Agreement]

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EXHIBIT A
TO AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

Form of Registration Rights Agreement

1

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of August 1, 2014, by and among Spark Energy, Inc., a Delaware corporation (the “Company”), NuDevco Retail, LLC, a Delaware limited liability company (“NuDevco Retail”) and NuDevco Retail Holdings, LLC, a Delaware limited liability company (“NuDevco Retail Holdings”) (each a “Party” and collectively, the “Parties”).
W I T N E S S E T H:
WHEREAS, in connection with, and in consideration of, the transactions contemplated by the Company’s Registration Statement on Form S-1, (File No. 333-196375) initially filed with the Commission (as hereinafter defined) on May 29, 2014 and declared effective by the Commission under the Securities Act (as hereinafter defined) on July 28, 2014, the Holders (as hereinafter defined) have requested, and the Company has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined), as set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
ARTICLE II
    DEFINITIONS
Unless otherwise defined herein, as used in this Agreement, the following terms have the following meanings:
“Agreement” has the meaning set forth in the preamble.
“Automatic Shelf Registration Statement” means a registration statement filed on Form S-3 (or successor form or other appropriate form under the Securities Act) by a WKSI pursuant to General Instruction I.D. or I.C. (or other successor or appropriate instruction) of such forms, respectively.
“Business Day” means any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are authorized or obligated by law to close.
“Capital Stock” means the Class A Common Stock and the Class B Common Stock.
“Class A Common Stock” means the Company’s Class A common stock, par value $0.01 per share.
“Class B Common Stock” means the Company’s Class B common stock, par value $0.01 per share.
“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the preamble.
“Entity” means any corporation, limited liability company, general partnership, limited partnership, venture, trust, business trust, unincorporated association, estate or other entity.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Governmental Authority” means any United States, foreign, supra-national, federal, state, provincial, local or self-regulatory governmental, regulatory or administrative authority, agency, division, body, organization or commission or any judicial or arbitral body.
“Holder” means any Party owning Registrable Securities.
“Initiating Holder(s)” has the meaning set forth in Section 2(a).
“NuDevco Retail” has the meaning set forth in the preamble.
“NuDevco Retail Holdings” has the meaning set forth in the preamble.
“Party” has the meaning set forth in the preamble.
“Person” means any individual or Entity.
“Prospectus” has the meaning set forth in Section 5(a).
“Registering Stockholder” means any Holder of Registrable Securities giving the Company a notice pursuant to Section 2 or Section 3 hereof requesting that the Registrable Securities owned by it be included in a proposed registration.
“Registrable Securities” means any shares of Class A Common Stock held by the Holders from time to time, including any shares of Class A Common Stock issuable upon exchange of Units, together with the same number of shares of Class B Common Stock, other than shares of Class A Common Stock (a) sold by a Holder in a transaction in which the Holder’s rights under this Agreement are not assigned, (b) sold pursuant to an effective registration statement under the Securities Act, (c) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act (including transactions under Rule 144, or a successor thereto, promulgated under the Securities Act) so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (d) that can be publicly sold by the Holder in question without limitations on the manner of such sale and without volume limitations pursuant to Rule 144, or a successor thereto.
“Registration Expenses” means, except for Selling Expenses (as hereinafter defined), all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including all registration, qualification and filing fees, printing expenses, escrow fees, reasonable fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements of one special legal counsel to represent all of the Holders together.

“Registration Statement” has the meaning set forth in Section 5(a).
“Rule 144” has the meaning set forth in Section 8.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Selling Expenses” means all underwriting discounts and selling commissions applicable to the securities sold in a transaction or transactions registered on behalf of the Holders.
“Shelf Registration Statement” shall mean a registration statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.
“Spark HoldCo LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Spark HoldCo, LLC, a Delaware limited liability company, dated as of August 1, 2014.
“Transfer” means a disposition, sale, assignment, transfer, exchange, pledge or the grant of a security interest or other encumbrance.
“Underwritten Offering” has the meaning set forth in Section 2(a).
“Units” has the meaning given to such term in the Spark HoldCo LLC Agreement.
“Violation” has the meaning set forth in Section 7(a).
“WKSI,” or a well-known seasoned issuer, has the meaning set forth in Rule 405 under the Securities Act.
ARTICLE III
    DEMAND REGISTRATION RIGHTS
Section 3.01
    General. If the Company shall receive from any Holder or group of Holders, at any time after the 180th day after the date of the closing of the Company’s initial public offering, a written request that the Company file a registration statement with respect to any of such Holder’s Registrable Securities or, in the event that a Shelf Registration Statement covering such Holders’ Registrable Securities is already effective, a written request that the Company engage in an underwritten offering (an “Underwritten Offering”) in respect of such Holder’s Registrable Securities (the sender(s) of such request or any similar request pursuant to this Agreement shall be known as the “Initiating Holder(s)”), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2, use its commercially reasonable efforts to effect, as soon as reasonably practicable, the registration under the Securities Act of the sale of all Registrable Securities that the Holders request to be registered and/or the Underwritten Offering of all Registrable Securities that the Holders request to be offered pursuant to such Underwritten Offering. Notwithstanding the foregoing, if the Initiating Holders’ Registrable Securities that are desired to be sold in an Underwritten Offering are subject to an effective Shelf Registration Statement, neither the Company nor the Initiating Holders shall be required to include in such Underwritten Offering other Registrable Securities that are not subject to an effective Shelf Registration Statement to the extent that such inclusion would result in a material delay in the consummation of the Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Initiating Holders may request that the Company register the sale of such Registrable Securities on an appropriate form, including a Shelf Registration Statement (so long as the Company is eligible to use Form S-3) and, if the Company is a WKSI, an Automatic Shelf Registration Statement. The Company shall not be obligated to take any action to effect an Underwritten Offering unless such Holder or Holders reasonably anticipates that the Underwritten Offering will result in gross process of at least $30,000,000 in the aggregate.
Section 3.02
    Underwriting. In connection with any Underwritten Offering, the Company shall retain underwriters that are reasonably acceptable to such Holder or Holders in order to permit the Holder or Holders to effect such disposition through an Underwritten Offering; provided, however, that the Company shall have the exclusive right to select the bookrunning managers. The Company and the Holder or Holders shall enter into an underwriting agreement in customary form with the underwriter that is acceptable to the Company and take all reasonable actions as are requested by the managing underwriters to facilitate the Underwritten Offering and sale of the Registrable Securities therein. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as set forth in this Section 2(b). The shares of Registrable Securities that may be included shall be allocated first to the shares requested to be included by the Initiating Holders and then the shares requested to be included by other Holders, with such shares allocated among such other Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such other Holders at the time of filing the registration statement.
If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. If by the withdrawal of such Registrable Securities a greater number of shares of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2(b). If the underwriter has not limited the number of shares of Registrable Securities to be underwritten, the Company may include securities for its own account if the underwriter so agrees and if the number of shares of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

ARTICLE IV
    PIGGYBACK REGISTRATIONS
Section 4.01
    General. If, at any time or from time to time after the 180th day after the date of the closing of the Company’s initial public offering, the Company proposes to register the sale of any of its Class A Common Stock for own account or for the account of any third person in connection with an Underwritten Offering of its Class A Common Stock to the general public for cash on a form which would permit the registration of Registrable Securities, the Company will:
(a)
    provide to each Holder written notice thereof at least five (5) Business Days before the proposed filing date; and
(b)
    use its commercially reasonable efforts to include in such registration and in the underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within two (2) Business Days after such Holder’s receipt of such written notice from the Company, by any Holders (except that (A) if the underwriter determines that marketing factors require a shorter time period and so inform each Holder in the applicable written notice, such written request or requests must be made within five (5) days and (B) in the case of an “overnight” offering or a “bought deal,” such written request or requests must be made within one (1) Business Day), except as set forth in Section 3(b); provided, however, that the Company may withdraw any Registration Statement described in this Section 3 at any time before it becomes effective, or postpone or terminate the offering of securities under such registration statement, without obligation or liability to any Holder.
Section 4.02
    Underwriting. The right of any Holder to registration pursuant to this Section 3 shall be conditioned upon such Holder’s participation in the underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders whose securities would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be so limited and shall be allocated first, to the Company; second, if there remains additional availability for additional Class A Common Stock to be included in such offering, among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such registration held by such Holders at the time of filing the registration statement, and third, if there remains availability for additional securities to be included in such offering, pro rata among any other persons who have been granted registration rights, or who have requested participation in the offering.

If any Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. If by the withdrawal of such Registrable Securities a greater number of shares of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional shares of Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 3(b).
ARTICLE V
    SELECTION OF COUNSEL; REGISTRATION EXPENSES
Section 5.01
    The Holders of a majority of the shares of Registrable Securities included in any offering pursuant to Section 2 or 3 hereof shall have the right to designate legal counsel to represent all of the Holders in connection therewith.
Section 5.02
    All Registration Expenses incurred in connection with any registration, filing, qualification or compliance pursuant to Sections 2 and 3 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so sold.
ARTICLE VI
    FURTHER OBLIGATIONS
Section 6.01
    In connection with any registration of the sale of shares of Registrable Securities under the Securities Act pursuant to this Agreement, the Company will consult with each Holder whose Registrable Securities is to be included in any such registration concerning the form of underwriting agreement (and shall provide to each such Holder the form of underwriting agreement prior to the Company’s execution thereof) and shall provide to each such Holder and its representatives such other documents (including correspondence with the Commission with respect to the registration statement and the related securities offering) as such Holder shall reasonably request in connection with its participation in such registration. The Company will furnish each Registering Stockholder whose Registrable Securities is registered thereunder and each underwriter, if any, with a copy of the registration statement and all amendments thereto and will supply each such Registering Stockholder and each underwriter, if any, with copies of any prospectus forming a part of such registration statement (including a preliminary prospectus and all amendments and supplements thereto, the “Prospectus”), in such quantities as may be reasonably requested for the purposes of the proposed sale or distribution covered by such registration. In the event that the Company prepares and files with the Commission a registration statement on any appropriate form under the Securities Act (a “Registration Statement”) providing for the sale of Registrable Securities held by any Registering Stockholder pursuant to its obligations under this Agreement, the Company will:
(a)
    prepare and file with the Commission such Registration Statement with respect to such

Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and, upon the request of the Holders of a majority of the shares of Registrable Securities registered thereunder, keep such Registration Statement effective until the participating Holder or Holders have completed the distribution described in such Registration Statement, which may include sales from time to time for an indefinite period of time pursuant to Rule 415 under the Securities Act (or any similar rule that may be adapted by the Commission);
(b)
    prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the participating Holder or Holders thereof set forth in such Registration Statement or supplement to such Prospectus;
(c)
    promptly notify the Registering Stockholders and the managing underwriters, if any, (A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or any state securities commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (C) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(d)
    use commercially reasonable efforts to promptly obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;
(e)
    if requested by the managing underwriters or a Registering Stockholder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Registering Stockholders holding a majority of the Registrable Securities being sold by Registering Stockholders agree should be included therein relating to the sale of such Registrable Securities, including without limitation information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;
(f)
    furnish to such Registering Stockholder and each managing underwriter at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) (provided, however, that any such document made available by the Company through EDGAR shall be deemed so furnished);
(g)
    deliver to such Registering Stockholders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons or entities may reasonably request;
(h)
    prior to any public offering of Registrable Securities, register or qualify or cooperate with the Registering Stockholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Registering Stockholder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so required to be qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;
(i)
    cooperate with the Registering Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least one (1) Business Day prior to any sale of Registrable Securities to the underwriters;
(j)
    if any fact described in subparagraph (iii)(E) above exists, promptly prepare and file with the Commission a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;
(k)
    cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
(l)
    provide a CUSIP number for all Registrable Securities included in such Registration Statement, not later than the effective date of the applicable Registration Statement;
(m)
    enter into such agreements (including an underwriting agreement in form reasonably satisfactory to the Company) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities, including customary participation of management; and
(n)
    make available for inspection by a representative of the Registering Stockholders whose Registrable Securities are being sold pursuant to such Registration Statement, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Registering Stockholders or underwriter, all financial and other records and any pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons or entities unless disclosure of such records, information or documents is required by court or administrative order.
Section 6.02
    Notwithstanding anything to the contrary in this Agreement, to the extent the Company is a WKSI, at the time any Registrable Securities are registered pursuant to Section 2 hereof, and the Initiating Holders so request, the Company shall file an Automatic Shelf Registration Statement which covers those shares of Registrable Securities which are requested to be registered within five (5) Business Days after receipt of such request. If the Company does not pay the filing fee covering the shares of Registrable Securities at the time the Automatic Shelf Registration Statement is filed, the Company agrees to pay such fee at such time or times as the shares of Registrable Securities are to be sold. If the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year the Company shall file a new Automatic Shelf Registration Statement covering the shares of Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable efforts to file a new Shelf Registration Statement on Form S-3 (or amend the Automatic Shelf Registration Statement to a form that the Company is eligible to use) and keep such registration statement effective during the period during which such registration statement is required to be kept effective.
Section 6.03
    Each Holder agrees that, upon receipt of any notice from the Company of the happening of an event of the kind described in Section 5(a)(iii)(B) through Section 5(a)(iii)(E), such Holder will immediately discontinue disposition of shares of Registrable Securities pursuant to a Shelf Registration Statement or an Automatic Shelf Registration Statement until such stop order is vacated or such Holder receives a copy of the supplemented or amended Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such shares of Registrable Securities at the time of receipt of such notice.
ARTICLE VII
    FURTHER INFORMATION FURNISHED BY HOLDERS
It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2 through 5 that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the sale of their Registrable Securities.
ARTICLE VIII
    INDEMNIFICATION
In the event any shares of Registrable Securities are included in a Registration Statement under Section 2 or 3:
Section 8.01
    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of the officers, directors, partners and agents of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or any violation or alleged violation by the Company or any officer, director, employee, advisor or affiliate thereof of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse each such Holder, officer, director, partner or agent, underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned, delayed or denied), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or underwriter.

Section 8.02
    To the extent permitted by law, each Holder will, if shares of Registrable Securities held by such Person are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each underwriter (within the meaning of the Securities Act) of the Company’s securities covered by such a registration statement, any Person who controls such underwriter, and any other Holder selling securities in such registration statement and each of its directors, officers, partners or agents or any Person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such underwriter, other Holder, director, officer, partner or agent or controlling Person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such underwriter, other Holder, officer, director, partner or agent or controlling Person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, conditioned, delayed or denied); and provided, that in no event shall any indemnity under this Section 7(b) exceed the net proceeds from the offering received by such Holder.
Section 8.03
    Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party shall have been advised by counsel that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure of any indemnified party to notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 7 only to the extent that such failure to give notice shall materially prejudice the indemnifying party in the defense of any such claim or any such litigation, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.

Section 8.04
    If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.
Section 8.05
    The obligations of the Company and the Holders under this Section 7 shall survive completion of any offering of Registrable Securities pursuant to a registration statement.
Section 8.06
    Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any registration provided for under Sections 2 or 3 are in conflict with the foregoing provisions of this Section 7, the provisions in such underwriting agreement shall control.
ARTICLE IX
    RULE 144 REPORTING
With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”) and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use commercially reasonable efforts to:
Section 9.01
    make and keep public information available (as those terms are understood and defined in Rule 144) at all times after the date hereof;
Section 9.02
    file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and
Section 9.03
    furnish to any Holder, forthwith upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange

Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (provided, however, that any such report or document described in this subsection (iii) made available by the Company through EDGAR shall be deemed so furnished), and (iv) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.
ARTICLE X
    ASSIGNMENT OF RIGHTS
The provisions hereof will inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, except as otherwise provided herein; provided, however, that the registration rights granted hereby may be transferred only (i) by operation of Law or (ii) to any Person to whom a Holder transfers Registrable Securities, provided that any such transferee shall not be entitled to rights pursuant to Section 2 or 3 hereof unless such transferee of registration rights hereunder agrees to be bound by the terms and conditions hereof and executes and delivers to the Company an acknowledgment and agreement to such effect.
ARTICLE XI
    AMENDMENT OF REGISTRATION RIGHTS
Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (66⅔%) of the Registrable Securities or securities convertible into Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Holder and the Company.
ARTICLE XII
    EXPIRATION, TERMINATION AND DELAY OF REGISTRATION
Section 12.01
    The Company shall have no further obligations pursuant to this Agreement at such time as no shares of Registrable Securities are outstanding after their original issuance; provided, that the Parties’ obligations under Sections 7 and 14 (and any related definitions) shall remain in full force and effect following such time.
Section 12.02
    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.
Section 12.03
    Notwithstanding anything to the contrary herein, if the Company shall furnish to such Holder or Holders a certificate signed by the President of the Company stating that in the good faith judgment of the board of directors of the Company that it has determined that the Company’s compliance with its obligations of Sections 2 and 3 would be detrimental to the Company because such registration would (x) materially interfere with a significant acquisition, reorganization or other similar transaction involving the Company, (y) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) render the Company unable to comply with requirements under applicable securities laws, then the Company shall have the right to postpone compliance with such obligations for a period of not more than six months; provided, however, that such right may not be exercised more than twice in any 24-month period.
ARTICLE XIII
    LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS
From and after the date hereof, the Company may, without the prior written consent of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which provides such holder or prospective holder of securities of the Company registration rights that conflict with those granted to the Holders hereby.
ARTICLE XIV
    “MARKET STAND-OFF” AGREEMENT
In connection with any Underwritten Offering pursuant to this Registration Rights Agreement, each Holder hereby agrees that it will not, to the extent requested by the Company and an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Registrable Securities, except securities included in such registration, during the period beginning fourteen (14) days prior to the expected date of “pricing” of such offering and continuing for a period not to exceed one hundred eighty (180) days with respect to the initial public offering or ninety (90) days with respect to any offering subsequent to the initial public offering beginning on the date of such final prospectus (or prospectus supplement if the offering is made pursuant to a Shelf Registration Statement), and it will enter into agreements with the managing underwriters, if any, in connection with any such sale to give effect to the foregoing; provided, however, that all other Persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such one hundred eighty (180)-day or ninety (90)-day period.
ARTICLE XV
    MISCELLANEOUS
Section 15.01
    Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery, when sent by telecopy, or five (5) days after mailing if sent by registered or certified mail (return receipt requested) postage prepaid, to the Parties at the following addresses

(or at such other address for any Party as shall be specified by like notices, provided that notices of a change of address shall be effective only upon receipt thereof).
If to the Company, at:
2105 CityWest Blvd., Suite 100
Houston, Texas 77042
Attention: General Counsel

If to any Holder of Registrable Securities, to such Person’s address as set forth on the records of the Company.
Section 15.02
    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Section 15.03
    Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 15.04
    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION.
Section 15.05
    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
Section 15.06
    Entire Agreement. This Agreement is intended by the Parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to Registrable Securities.

This Agreement supersedes all prior written or oral agreements and understandings between the Parties with respect to such subject matter.
Section 15.07
    Securities Held by the Company or its Subsidiaries. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its subsidiaries shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
Section 15.08
    Termination. This Agreement shall terminate when no shares of Registrable Securities remain outstanding; provided that Sections 7 and 14 shall survive any termination hereof.
Section 15.09
    Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the Holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.
SPARK ENERGY, INC.

By:
Name:
Title:

NUDEVCO RETAIL HOLDINGS, LLC

By:
Name:
Title:

NUDEVCO RETAIL, LLC

By:
Name:
Title: